UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2011

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2011, the Board of Directors (the “Board”) of the Nash-Finch Company (the “Company”) appointed Christopher W. Bodine to serve as a member of the Board, effective April 28, 2011. The Board appointed Mr. Bodine, who is considered an independent director under applicable NASDAQ rules, upon the recommendation of the Board’s Corporate Governance Committee. Mr. Bodine’s term of office will continue until the Company’s next annual meeting of stockholders, which is currently scheduled to be held on May 18, 2011, where he will stand for election to the Board. At this time, Mr. Bodine has not been named to serve on any committees of the Board.

Mr. Bodine will participate in the Company’s non-employee director compensation programs described under “Compensation of Directors” and “Elements of Director Compensation for 2010” in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on April 1, 2011.  There is no arrangement or understanding between Mr. Bodine and any other persons pursuant to which he was appointed as a director.  In addition, Mr. Bodine is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the registrant, dated April 11, 2011.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

While the Company does not believe that this communication constitutes solicitation material in respect of the Company’s solicitation of proxies in connection with its 2011 annual meeting of stockholders, this communication may be deemed to be solicitation material. The Company will file a definitive proxy statement in connection with its 2011 annual meeting of stockholders. The Company’s stockholders are strongly advised to read the proxy statement when it becomes available, as it will contain important information regarding the Company and the 2011 annual meeting of stockholders. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the Securities and Exchange Commission for free at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at the Company’s web site at http://www.nashfinch.com or by writing to Nash-Finch Company, 7600 France Avenue South, Minneapolis, Minnesota, 55435, Attention: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: April 11, 2011	By:	/s/ Kathleen M. Mahoney
		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General Counsel and Secretary

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